PUT AND CALL AGREEMENT


         This PUT AND CALL AGREEMENT (this "Agreement") dated as of April 30, 1999, is entered into by and among VITECH AMERICA, INC. (the "Company"), a Florida corporation, and BRAZIL PARTNERS LIMITED, a Grand Cayman, British West Indies corporation, ( the "Purchaser").

                                   WITNESSETH

         WHEREAS, the Purchaser has agreed to purchase $1,745,915.12 aggregate principal amount of the Company's 10% Convertible Note due October 10, 2000 (the "Note");

         WHEREAS, the Note is convertible into common stock of the Company (the "Common Stock") at the conversion price defined in the Note (such Common Stock, when issued upon conversion of the Note, being referred to herein as "Conversion Shares"); and

         WHEREAS, the Company has agreed to grant the Purchaser certain rights with respect to the Note and Conversion Shares as an inducement to, and a condition of, the Purchasers' purchase of the Note.

         NOW THEREFORE, the parties hereto agree as follows:

1.       Put Option.

         (a) Commencing July 1, 1999 (the "First Put Date"), and continuing for a period of forty-five (45) days thereafter, each holder of the Note shall have the right (the "First Put Right") to request that the Company repurchase all, but not less than all, of the Note outstanding (the "Put Option") at a price equal to one hundred and sixteen & 6/10 percent (116.6%) of the principal amount thereof, plus accrued and unpaid interest thereon (the "Put Price"), by delivering to the Company a written notice specifying (i) the number of Conversion Shares that are subject to the Put Option which shall be the entire amount of the Note of the Noteholder, (ii) the aggregate Put Price, and (iii) the date, not earlier than twenty (20) Trading Days and not later than forty-five (45) days after the First Put Date, on which the Put Option shall be exercised (the "First Put Exercise Date").

         (b) Commencing October 1, 1999 and continuing for a period of thirty
(30) days thereafter, each holder of the Note shall have a second right (the "Second Put Right") to request that the Company repurchase all, but not less than all, of the Note outstanding at a price equal to one hundred and nineteen & 6/10 percent (119.6%) of the principal amount thereof plus accrued and unpaid interest thereon (the "Second Put Price" and together with the First Put Right sometimes referred to collectively as the "Put Rights"), by delivering to the Company a written notice specifying (i) the number of Conversion Shares that are subject to the Put Option, (ii) the

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Second Put Price, and (iii) the date, not earlier than twenty (20) days and not later than thirty (30) days on which the Put Option shall be exercised (the "Second Put Exercise Date").

         (c) Upon receipt by the Company of a notice exercising the First Put Right and/or Second Put Right, the Company shall, within two (2) days of receipt of such notice, deliver to each holder of the Note exercising the First Put Right or Second Put Right, as applicable, a notice stating whether the Company agrees to repurchase all, but not less than all, of the outstanding Note subject to the First Put Right or Second Put Right, as applicable. In the event the Company delivers notice of its agreement to effect such repurchase (a "Company Acceptance Notice"), the provisions in subsection (d) below shall apply. In the event the Company declines to repurchase the outstanding Note subject to the First Put Right and/or Second Put Right, as applicable, the Note shall remain convertible pursuant to their terms at the option of the holders thereof.

         (d) Assuming the Company has delivered a Company Acceptance Notice, on the First Put Exercise Date or the Second Put Exercise Date, as applicable, (i) the Purchaser shall deliver to the Company the Note, properly endorsed, representing the Note subject to the Put Option, and (ii) the Company shall deliver to the Purchasers, in immediately available funds, the applicable Put Price. The purchase price for any Put Right shall be paid in four (4) equal monthly installments on the last Business Day of each month commencing on the first full month following the First Put Exercise Date or the Second Put Exercise Date, as the case may be, with interest on each installment at the rate of ten percent (10%) per annum.

2.       Call Option.

         (a) The Company shall have the right, at any time and from time to time commencing on July 1, 1999 to purchase from any holder of the Note (the "Call Option") the Note at a call price of one hundred and sixteent & 6/10 percent (116.6%) of the principal amount, plus accrued and unpaid interest thereon (the "Call Price") by delivering to the Purchasers a written notice specifying (i) the number of Conversion Shares that are subject to the Call Option, (ii) the Call Price, and (iii) the date, not earlier than twenty (20) Trading Days and not later than thirty (30) days, on which the Call Option shall be exercised (the "Call Exercise Date"). Commencing on the first day of the month from August 1, 1999 and on each month thereafter until the Maturity Date, the Call Price shall be increased by one percent (1%) per month.

         (b) On the Call Exercise Date (i) the Purchasers shall deliver to the Company the Note, properly endorsed, representing the Note subject to the Call Option and (ii) the Company shall deliver to the Purchasers, in immediately available funds, the applicable Call Price.

         (c) The Call Option provisions described in this Section 2 shall at all times be subject to (i) the prior Conversion Rights of the Purchasers and (ii) the shares of Common Stock underlying the Notes must be covered by an effective resale registration statement pursuant to the

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terms of the Securities Purchase Agreement at the time of the Call Notice and on the Call Exercise Date.

3.       Miscellaneous.

         (a) Payment Method. The payment of the Put Price or the Call Price, as the case may be, shall be made by wire transfer or bank draft in immediately available funds to each applicable Purchaser.

         (b) No Assignment or Transfer. Neither this Agreement, nor the Put Option or the Call Option granted hereby, nor any other rights under this Agreement, shall be assignable or transferable, directly or indirectly.

         (c) Notices. All notices, requests and demands to or upon the parties hereto shall be in writing and shall be delivered by any method that shall provide a written acknowledgment of receipt at the addresses shown below.

If to Vitech America, Inc.            Vitech America, Inc.,
                                      8807 Northwest 23rd Street
                                      Miami, Florida 33172-2419
                                      Attn:  Mr. William St. Laurent
                                      Telefax:

With a copy to:                       Atlas, Perlman, Trop & Borkson
                                      New River Center, Ste. 1900
                                      200 East Las Olas Blvd.
                                      Fort Lauderdale, Florida 33301
                                      Attn:  Joel Mayersohn, Esq.
                                      Telefax:  (954) 766-7800

If to any Purchaser                   Bazil Partners Limited
                                      Picadilly Centre
                                      Suite 10688 - SMB
                                      Grand Cayman, BWI
                                      Attn:  Guilherme Tebecherani


         For purposes of this Agreement, a "Notice Date" shall be the date which is two (2) business days after the date on which any notice hereunder is sent by telecopy (provided, however, that it is telephonically or electronically confirmed).

         (f) Further Assurances. The parties agree to do all things and to deliver all instruments and documents necessary to accomplish the purposes of this Agreement, and to

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provide to one another such information and assistance necessary to enable one another to do the same.

         (g) Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York.




                            [Signature Page Follows]


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         IN WITNESS WHEREOF, the parties have executed this Agreement this 30th day of April, 1999.

                                             BRAZIL PARTNERS LIMITED


                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------





ACCEPTED AND ACKNOWLEDGED:

VITECH AMERICA, INC.


By:
   --------------------------
Title:
      -----------------------


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(Vitech America, Inc.)